                                  FORM 8-K/A
                              (Amendment No. 2)

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 30, 1996 (July 29, 1996)



                            OUTDOOR SYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                    0-28256                     86-0736400
- ----------------------------      -------------            ---------------------
(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                85009
- ---------------------------------------------------------      ---------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (602) 246-9569


                                NOT APPLICABLE
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. Other Events

        In the Current Report on Form 8-K filed on July 16, 1996, the Registrant reported that it had entered into an Asset Purchase Agreement dated July 9, 1996 with Gannett Co., Inc. and certain of its direct and indirect subsidiaries named therein for the acquisition (the "Acquisition") of substantially all of the billboard advertising, transit and shelter operations of the Outdoor Division of Gannett Co., Inc. and into agreements for the financing of the Acquisition. In Current Report on Form 8-K/A (Amendment No. 1) filed on July 18, 1996, the Registrant reported that it had commenced a tender offer and consent solicitation to purchase for cash all of its outstanding 10-3/4% Senior Notes due 2003 (the "Notes") for a cash price equal to $1,100.00 per $1,000.00 principal amount plus accrued and unpaid interest, and to obtain consents for certain proposed amendments to the Indenture dated as of August 15, 1993 by and between the Registrant, as Issuer, and United States Trust Company of New York, as Trustee, pursuant to which the Notes were issued. The tender offer and the consent solicitation are subject to the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated July 16, 1996 (the "Statement"). The Statement included in the Pro Forma Combined Condensed Financial Data for the year ended December 31, 1995 and as of and for the six-month period ended June 30, 1996 which are attached as Annex A hereto and incorporated by reference herein. The Statement was subsequently amended by that certain Supplement to Offer to Purchase and Consent Solicitation Statement dated July 29, 1996 which increased the total consideration to be paid per $1,000.00 principal amount of the Notes from $1,100.00 per $1,000.00 principal amount, plus accrued and unpaid interest up to, but not including, the payment date, to $1,116.25 per $1,000.00 principal amount, plus accrued and unpaid interest up to, but not including, the payment date.

                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 1996                         OUTDOOR SYSTEMS, INC.


                                            By:  /s/ BILL M. BEVERAGE
                                                 ---------------------------
                                            Name:    Bill M. Beverage
                                            Title:   Chief Financial Officer
                                                     Treasurer and Secretary

                                   ANNEX A

OUTDOOR SYSTEMS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

The following unaudited condensed consolidated pro forma financial information combines the historical financial information of Outdoor Systems, Inc. ("OSI") and the Outdoor Division of Gannett Co., Inc. and certain of its subsidiaries ("Gannett Outdoor") at June 30, 1996 and for the year ended December 31, 1995 and for the six month period ended June 30, 1996, after 1) pro forma transaction adjustments to reflect (i) the acquisition of Gannett Outdoor as contemplated by the Asset Purchase Agreement dated July 9, 1996, by and between OSI and Gannett Outdoor and related financing; and (ii) the 1996 acquisitions by OSI of perpetual land easements and bus benches less revenues and expenses of outdoor advertising structures of OSI in Denver that will be sold to facilitate the Gannett Outdoor acquisition; and 2) pro forma supplemental adjustments to reflect (i) a net reduction in operating expenses of Gannett Outdoor; and,
(ii) the effect of conforming the capitalization of property and equipment accounting policy of Gannett Outdoor to that of OSI.

The detailed assumptions used to prepare the unaudited condensed consolidated pro forma financial information are contained in the notes to unaudited condensed consolidated pro forma financial information. The unaudited condensed consolidated pro forma financial information reflects the use of the purchase method of accounting for the acquisition of Gannett Outdoor.

Pro forma adjustments for the acquisition of Gannett Outdoor are based upon preliminary estimates, available information and certain assumptions that the management of OSI deems appropriate. Final adjustments may differ from the pro forma adjustments presented herein. The unaudited condensed consolidated pro forma financial information does not purport to represent the results of operations or the financial position of OSI and Gannett Outdoor that actually would have resulted had the acquisition occurred as of the date indicated, nor should it be taken as indicative of the future results of the operations or future financial position of OSI and Gannett Outdoor. The unaudited condensed consolidated pro forma financial information should be read in conjunction with the notes to unaudited condensed consolidated pro forma financial information and the separate historical financial statements and notes thereto of OSI and Gannett Outdoor which are contained elsewhere herein.

This pro forma data does not give effect to cost reductions that are anticipated to be achieved subsequent to the acquisitions from (i) reductions in facility costs arising from renegotiated rents or reduced space and the elimination of expenses incurred by terminated employees; (ii) a reduction in labor costs arising from production efficiencies and a reduced numbers of direct production and direct sales employees; and, (iii) increased sales efficiencies arising from a reorganization of the sales compensation system.

OUTDOOR SYSTEMS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
JUNE 30, 1996
(Amounts in Thousands)
- --------------------------------------------------------------------------------

                                                      HISTORICAL
                                                ----------------------      PRO FORMA
                                                                GANNETT     ADJUSTMENTS        PRO
ASSETS                                              OSI         OUTDOOR     (DECREASE)        FORMA
                                                    ---         -------     -----------       -----
CURRENT ASSETS                                  $  15,070     $  81,202    $  30,161 (1)   $ 126,433

PROPERTY AND EQUIPMENT - Net                      112,457       132,636      479,537 (1)     724,630

PERPETUAL LAND EASEMENTS                           23,674                                     23,674

INTANGIBLE ASSETS - Net                                          41,243       23,563 (2)      60,000
                                                                              (4,806)(1)
DEFERRED FINANCING COSTS                            3,920                     (3,274)(3)      17,208
                                                                              16,562 (1)
BRIDGE DEFERRED FINANCING COSTS                                               16,813 (1)      16,813

DEFERRED INCOME TAXES                               1,597                                      1,597

OTHER ASSETS                                        3,827         1,175                        5,002
                                                ---------     ---------    ---------       ---------

TOTAL                                           $ 160,545     $ 256,256    $ 558,556       $ 975,357
                                                =========     =========    =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
                                                                           $   2,580 (1)
                                                                           ---------
CURRENT LIABILITIES                            $    7,188     $  23,113       33,375 (1)   $  66,256

LONG-TERM DEBT:
  10.75% senior notes                             114,670                   (114,670)(1)
  Senior credit facility                           23,750                    451,250 (1)     475,000
  Senior subordinated credit facility                                        240,000 (1)     240,000
  Other long-term obligations                          40                                         40
                                                ---------     ---------    ---------       ---------
        Total long-term obligations               138,460                    576,580         715,040
                                                ---------     ---------    ---------       ---------
OTHER LONG-TERM LIABILITIES                         4,473         7,205       23,563 (2)      35,241
                                                ---------     ---------    ---------       ---------
        Total liabilities                         150,121        30,318      636,098         816,537
                                                ---------     ---------    ---------       ---------
REDEEMABLE PREFERRED STOCK                                                   165,000 (1)     165,000
                                                ---------     ---------    ---------       ---------
NET ASSETS TO BE ACQUIRED                                       225,938     (225,938)(1)
                                                ---------     ---------    ---------       ---------
SHAREHOLDERS' EQUITY (DEFICIT):
  Common stock                                        120                                       120
  Additional paid-in capital                       34,047                                    34,047
  Accumulated deficit                             (19,690)                   (13,330)(1)    (36,294)
                                                                              (3,274)(3)
  Treasury stock                                   (4,053)                                   (4,053)
                                                ---------     ---------    ---------       ---------
        Total shareholders' equity (deficit)       10,424                    (16,604)        (6,180)
                                                ---------     ---------    ---------       ---------
TOTAL                                           $ 160,545     $ 256,256    $ 558,556      $ 975,357
                                                =========     =========    =========      =========

OUTDOOR SYSTEMS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
AT JUNE 30, 1996
(AMOUNTS IN THOUSANDS)
- --------------------------------------------------------------------------------

The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma financial position of OSI after giving effect to the acquisition of Gannett Outdoor.

1.  This entry records the bridge financing that OSI will use to acquire
     Gannett and the use of the financing proceeds.
                                                                             (CREDIT)
    Increase in debt to finance acquisition as follows:
      Senior credit facility                                                $(451,250)
      Senior subordinated credit facility                                    (240,000)
      Redeemable preferred stock                                             (165,000)

    Elimination of historical net assets of Gannett Outdoor                   225,938

    Change in assets and liabilities resulting from allocation of purchase price:
      Intangibles                                                              (4,806)
      Property and equipment                                                  479,537

    Increase in deferred financing costs attributable to Senior
     Credit Facility                                                           16,562

    Increase in deferred financing costs attributable to Senior
     Subordinated Credit Facility and redeemable preferred stock
     ("Bridge Financing")                                                      16,813

    Accrual for transaction fees and expenses                                 (33,375)

    Increase in accumulated deficit due to premium paid and other
     costs of tendering for 10.75% Senior Notes                                13,330

    Increase in cash                                                           30,161

    Accrual for estimated severance costs for Gannett Outdoor
     employees to be termination at acquisition date                           (2,580)

    Redemption of 10.75% Senior Notes                                         114,670
                                                                            ---------
                                                                            $       0
                                                                            =========
    Severance costs have been estimated to be an average of
     six weeks compensation for employees terminated.

2.  Entry to record the increase in intangibles and deferred income taxes arising from application of SFAS No. 109
     to allocation of purchase price:
        Intangibles                                                         $  23,563
        Deferred income taxes                                                 (23,563)
                                                                            ---------
                                                                            $       0
                                                                            =========
3.  Entry to record the write-off of deferred financing costs related to the 10.75%Senior Notes:
      Write-off of deferred financing costs                                 $  (3,274)
      Increase in accumulated deficit                                           3,274
                                                                            ---------
                                                                            $       0
                                                                            =========

OUTDOOR SYSTEMS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1996
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
- --------------------------------------------------------------------------------

                                                                                     PRO FORMA ADJUSTMENTS
                                          HISTORICAL           -------------------------------------------------------------
                                --------------------------                                      PRO FORMA
                                                GANNETT        TRANSACTION                      SUPPLEMENTAL
                                    OSI         OUTDOOR        ADJUSTMENTS         TOTAL        ADJUSTMENTS        PRO FORMA
                                    ---         -------        -----------         -----        ------------       ---------
REVENUES:
  Outdoor advertising - net    $     36,229   $    117,733   $       (959)(1)  $    153,003                       $    153,003
  Other income                          298            201          1,306(1)          1,805                              1,805
                               ------------   ------------   ------------      ------------                       ------------
          Total revenues             36,527        117,934            347           154,808                            154,808
                               ------------   ------------   ------------      ------------                       ------------
OPERATING EXPENSES:
  Production and selling             16,151         80,971           (604)(1)        96,518   $       (400)(4)          84,936
                                                                                                   (11,182)(5)
  General and administrative          2,213         18,608            113(1)         20,934         (5,697)(6)          15,237
  Depreciation and amortization       5,259          8,822            (77)(1)
                                                                   11,900(2)         25,904                             25,904
                               ------------   ------------   ------------      ------------   ------------        ------------
       Total operating
         expenses                    23,623        108,401         11,332           143,356        (17,279)            126,077
                               ------------   ------------   ------------      ------------   ------------        ------------
OPERATING INCOME                     12,904          9,533        (10,985)           11,452         17,279              28,731

INTEREST EXPENSE                                                   28,627(3)
                                      7,929                           520(1)         37,076                             37,076
                               ------------   ------------   ------------      ------------   ------------         ------------
INCOME (LOSS) BEFORE
  INCOME TAXES                        4,975          9,533        (40,132)          (25,624         17,279              (8,345)

INCOME TAXES (CREDIT)                 1,990                                           1,990         (5,328)(7)          (3,338)
                               ------------   ------------   ------------      ------------   ------------        ------------
INCOME (LOSS) BEFORE
  EXTRAORDINARY LOSS                  2,985          9,533        (40,132)          (27,614         22,607              (5,007)

EXTRAORDINARY LOSS                     (844)                                           (844                               (844)
                               ------------   ------------   ------------      ------------   ------------        ------------
NET INCOME (LOSS)                     2,141          9,533        (40,132)          (28,458         22,607              (5,851)

LESS PREFERRED AND
  COMMON STOCK ITEMS                 (3,461)                                         (3,461        (10,888)(8)         (14,349)
                               ------------   ------------   ------------      ------------   ------------        ------------
INCOME (LOSS)
  ATTRIBUTABLE TO
  COMMON SHAREHOLDER           $     (1,320)  $      9,533   $    (40,132)     $    (31,919   $     11,719        $    (20,200)
                               ============   ============   ============      ============   ============        ============
INCOME (LOSS) PER
  COMMON AND COMMON
  EQUIVALENT SHARES            $       (.08)                                                                     $      (1.30)
                               ============                                                                       ============
WEIGHTED AVERAGE
  NUMBER OF COMMON
  AND COMMON
  EQUIVALENT SHARES
  OUTSTANDING                    15,573,117                                                                        15,573,117
                               ============                                                                       ============

OUTDOOR SYSTEMS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
- --------------------------------------------------------------------------------


                                                                                            PRO FORMA ADJUSTMENTS
                                          HISTORICAL             --------------------------------------------------------------
                                 ---------------------------                                        PRO FORMA
                                                  GANNETT             TRANSACTION                   SUPPLEMENTAL
                                       OSI        OUTDOOR             ADJUSTMENTS      TOTAL        ADJUSTMENTS       PRO FORMA
                                       ---        -------             -----------      -----        ------------      ---------
REVENUES:
  Outdoor advertising - net      $     64,396   $    247,271     $     (1,112)(1)  $    310,555                     $    310,555
  Other income                            417            193            3,221(1)          3,831                            3,831
                                 ------------   ------------     ------------      ------------                     ------------
          Total revenues               64,813        247,464            2,109           314,386                          314,386
                                 ------------   ------------     ------------      ------------                     ------------

OPERATING EXPENSES:
  Production and selling               30,462        171,091             (756)(1)       200,797   $     (4,080)(4)       174,353
                                                                                                       (22,364)(5)          --
  General and administrative            4,096         32,390              374(1)         36,860        (10,848)(6)        26,012
  Depreciation and amortization         9,970         17,262              172(1)         51,585                           51,585
                                                                       24,181(2)
  Severance                                              711                                711                              711
                                 ------------   ------------     ------------      ------------   ------------      ------------
          Total operating
            expenses                   44,528        221,454           23,971           289,953        (37,292)          252,661
                                 ------------   ------------     ------------      ------------   ------------      ------------

OPERATING INCOME                       20,285         26,010          (21,862)           24,433         37,292            61,725

INTEREST EXPENSE                       17,199                          55,914(3)
                                                                        1,039(1)         74,152                           74,152
                                 ------------   ------------     ------------      ------------   ------------      ------------
INCOME (LOSS) BEFORE
  INCOME TAXES                          3,086         26,010          (78,815)          (49,719)        37,292           (12,427)

INCOME TAXES (CREDIT)                     318                                               318         (6,205)(7)        (5,887)
                                 ------------   ------------     ------------      ------------   ------------      ------------

NET INCOME (LOSS)                       2,768         26,010          (78,815)          (50,037)        43,497            (6,540)

LESS PREFERRED AND
  COMMON STOCK ITEMS                   (2,461)                                           (2,461)       (21,775)(8)       (24,236)
                                 ------------   ------------     ------------      ------------   ------------      ------------

INCOME (LOSS)
  ATTRIBUTABLE TO
  COMMON SHAREHOLDER             $        307   $     26,010     $    (78,815)     $    (52,498)  $     21,722      $    (30,776)
                                 ============   ============     ============      ============   ============      ============

INCOME (LOSS) PER
  COMMON AND COMMON
  EQUIVALENT SHARES              $        .02                                                                       $      (1.82)
                                 ============                                                                       ============

WEIGHTED AVERAGE
  NUMBER OF COMMON
  AND COMMON
  EQUIVALENT SHARES
  OUTSTANDING                      16,949,385                                                                         16,949,385
                                 ============                                                                       ============

OUTDOOR SYSTEMS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995 AND FOR THE
SIX MONTH PERIOD ENDED JUNE 30, 1996
(Amounts in Thousands)
- --------------------------------------------------------------------------------

The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of OSI and Gannett Outdoor for the year ended December 31, 1995 and for the six month period ended June 30, 1996.

                                                                                             SIX MONTH
                                                                                 YEAR          PERIOD
                                                                                ENDED          ENDED
                                                                              DECEMBER 31,    JUNE 30,
                                                                                 1995           1996
                                                                              ------------   ---------
(1) This adjustments reflects pro forma changes in revenues and expenses arising from the Denver bus bench and CSX permanent land easement acquisitions in 1996, less revenues and expenses of outdoor advertising structures of OSI in Denver that will be sold to facilitate the Gannett Outdoor acquisition:
      Revenues                                                                 $ (1,112)     $   (959)
      Other income                                                                3,221         1,306
      Production and selling                                                       (756)         (604)
      General and administrative                                                    374           113
      Depreciation and amortization                                                 172           (77)
      Interest                                                                    1,039           520

      Interest reflects the cost of such acquisitions at the OSI average borrowing rate less interest on the proceeds from the sale of the certain outdoor advertising structures that will be sold.

(2) The adjustment to depreciation and amortization expense consists of the increase in depreciation and amortization expense arising from purchase accounting adjustments as follows:

                       ASSETS               AMORTIZATION PERIOD
        Advertising structures                   20 years                      $ 39,443      $ 19,722
        Goodwill                                 30 years                         2,000         1,000
                                                                               --------      --------
              Total                                                              41,443        20,722
        Amount recorded in financial statements                                  17,262         8,822
                                                                               --------      --------
        Pro forma adjustment                                                   $ 24,181      $ 11,900

(3) Reflects additional interest expense and amortization of debt discount expense on the debt to be issued in connection with the acquisition less interest on the 10.75% Senior Notes anticipated to be redeemed, as follows:
      Interest expense:
        Senior credit facility                                                 $ 41,895      $ 20,947
        Senior subordinated credit facility                                      27,600        13,800
        Less interest on 10.75% notes and existing senior credit facility       (17,199)       (7,929)
        Amortization of deferred financing costs over a seven year period         3,618         1,809
                                                                               --------      --------
      Total interest expense                                                   $ 55,914      $ 28,627
                                                                               ========      ========
    It is anticipated that the total amount of the bridge deferred financing costs will be written off when the bridge financing is repaid.

(4) The adjustment to production and selling expenses consists of a decrease in expenses due to capitalization by OSI of items expensed by Gannett due to fixed asset capitalization policy of Gannett that has a different
    capitalization policy than that of OSI                                     $  4,080      $    400
                                                                               ========      ========

                                                                                                   SIX
                                                                                                  MONTH
                                                                                   YEAR           PERIOD
                                                                                   ENDED          ENDED
                                                                                DECEMBER 31,     JUNE 30,
                                                                                   1995            1996
                                                                                ------------     --------
(5)    This adjustment to production and selling expenses consists of a decrease in payroll and payroll related costs due to termination of employees at date of acquisition or as soon as permitted under applicable loan due to:
           Elimination of production and sales overhead functions                $ 7,724       $ 3,862
           Consolidation of Canadian production facility                           1,640           820
           Elimination of production support positions                             2,591         1,295
           Elimination of national sales and marketing functions                   5,053         2,527
           Elimination of administrative support positions                         5,356         2,678
                                                                                 -------       -------
                                                                                 $22,364       $11,182
                                                                                 =======       =======
       Amounts for 1995 have been determined based upon specific employees identified for termination plus benefits estimated to be 30% of payroll.
       Amounts for the six month period ended June 30, 1996 have been determined based upon 50% of 1995 amounts adjusted for known changes.

(6)    This adjustment to general and administrative expenses consists of:
         a decrease in payroll and payroll related costs due to termination of employees at date of acquisition or as soon as permitted under applicable law due to:
           Elimination of national office functions                              $ 4,162       $ 2,081
           Consolidation of accounting and administrative functions to
             eliminate positions or duplicate efforts                              5,770         2,885
                                                                                 -------       -------
                                                                                   9,932         4,966
           Expenses of national office to be closed                                  916           731
                                                                                 -------       -------
                                                                                 $10,848       $ 5,697
                                                                                 =======       =======
       Amounts for 1995 have been determined based upon a) specific employees identified for termination plus benefits estimated to be 30% of payroll.
       Amounts for the six month period ended June 30, 1996 have been determined based upon 50% of 1995 amounts adjusted for known changes; and b) actual expenses of the national office.

(7)    The adjustment to income taxes consists of reflecting the income
       tax effect of pro forma adjustments at a blended rate of 40%              $ 6,205       $(5,328)
                                                                                 =======       =======
(8)    Adjustments to:
         Amortize deferred financing costs applicable to preferred stock over a
           seven year period                                                     $ 1,150       $   575
         Record LIBOR plus 7% (12.5%) preferred stock dividend                    20,625        10,313
                                                                                 -------       -------
                                                                                 $21,775       $10,888
                                                                                 =======       =======

       It is anticipated that the total amount of the deferred financing costs applicable will be written off when the redeemable preferred stock is redefined.
                                      -7-